Exhibit 99.1
Moog Inc. ▪ East Aurora, New York ▪ 14052 ▪ 716-652-2000

Press Information

Release Date:	August 2, 2024
IMMEDIATE

Moog Inc. Reports Strong Third Quarter 2024 Results
with Further Margin Expansion

East Aurora, NY -- Moog Inc. (NYSE: MOG.A and MOG.B), a worldwide designer, manufacturer and systems integrator of high-performance precision motion and fluid controls and control systems, today reported fiscal third quarter 2024 diluted earnings per share of $1.74 and adjusted diluted earnings per share of $1.91.

"We delivered a solid performance in the third quarter of 2024, with significant improvements in our financial results," said Pat Roche, CEO. "Our teams continue to execute well, driving both top-line growth and margin expansion across our businesses. Our commitment to achieving our Investor Day targets remains strong, with clear progress in our pricing and simplification initiatives. With this momentum we are confident in our continued success and growth."

(in millions, except per share results)	Three Months Ended
	Q3 2024	Q3 2023	Deltas
Net sales	$905	$850	6%
Operating margin	11.6%	9.9%	170 bps
Adjusted operating margin	12.3%	10.2%	210 bps
Diluted net earnings per share	$1.74	$1.32	32%
Adjusted diluted net earnings per share	$1.91	$1.37	39%
Net cash provided by operating activities	$30	$16	$14
Free cash flow	$(2)	$(19)	$17
See the reconciliations of adjusted financial results and free cash flow to reported results included in the financial statements herein for the quarters ended June 29, 2024 and July 1, 2023.

Quarter Highlights

•Net sales of $905 million increased 6% compared to the prior year's quarter, with increases in our aerospace and defense businesses, while Industrial was slightly down.

•Operating margin of 11.6% increased 170 basis points, driven by improved performance in Space and Defense, Commercial Aircraft and Military Aircraft, while Industrial declined 130 basis points.
•Adjusted operating margin of 12.3% increased 210 basis points, reflecting improved business performance across all segments.

•Diluted earnings per share of $1.74 increased 32% due to higher operating profit, partially offset by restructuring charges and a higher tax rate.
•Adjusted diluted earnings per share of $1.91 increased 39%, driven by operating margin expansion and incremental profit from higher sales.

•Free cash flow improved by $17 million as compared to last year.

Exhibit 99.1

Quarter Results
Sales in the third quarter of 2024 increased compared to the third quarter of 2023, with notable growth in Military Aircraft, Space and Defense and Commercial Aircraft. Military Aircraft sales increased 18% to $207 million due to the ramp of the FLRAA program and other OEM production programs. Space and Defense sales increased 7% to $258 million driven by strong U.S. and European defense demand. Commercial Aircraft sales increased 6% to $189 million due to the increased production in our widebody business. Industrial segment sales decreased 1% to $250 million due to a slowdown in orders for industrial automation applications, partially offset by higher product demand in other markets.

Operating margin increased 170 basis points to 11.6% in the third quarter of 2024 compared to the third quarter of 2023. Space and Defense operating margin increased 490 basis points to 12.6% due to improved performance on space vehicle development programs. Commercial Aircraft operating margin increased 190 basis points to 12.9%, driven by higher sales volume and pricing initiatives, as well as mix. Military Aircraft operating margin increased 130 basis points to 11.6%, driven by cost absorption on the FLRAA program. Industrial operating margin decreased 130 basis points to 9.8%, impacted by higher restructuring and inventory write-down charges.

Adjusted operating margin in the third quarter of 2024 increased 210 basis points to 12.3% compared to the third quarter of 2023. The only segment with significant adjustments was Industrial, whose adjusted operating margin increased as the benefits of pricing more than offset an unfavorable sales mix and planned product transfers.

Twelve-month backlog remains robust, increasing 7% to $2.5 billion, driven by strong product demand across the aerospace and defense businesses.
Free cash flow in the third quarter was a use of cash of $2 million, an improvement of $17 million year-over-year, driven by higher net cash from operating activities and lower capital expenditures.

2024 Financial Guidance

"Fiscal year 2024 is measuring up to be a great step towards achieving our long-term financial targets," said Jennifer Walter, CFO. "This year, our sales will grow by 8%, our adjusted operating margin will expand by 150 basis points and our adjusted earnings per share will increase by 20%."

(in millions, except per share results)	FY 2024 Guidance
	Current	Previous
Net sales	$3,575	$3,550
Operating margin	11.8%	11.9%
Adjusted operating margin	12.4%	12.4%
Diluted net earnings per share*	$6.85	$6.87
Adjusted diluted net earnings per share*	$7.40	$7.25
*Diluted net earnings per share figures for 2024 are forecasted to be within range of +/- $0.10.

When the company provides adjusted, non-GAAP figures on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures generally is not available without unreasonable effort.

Exhibit 99.1

Conference call information

In conjunction with today’s release, Pat Roche, CEO, and Jennifer Walter, CFO, will host a conference call today beginning at 10:00 a.m. ET, which will be simultaneously broadcast live online. Listeners can access the call live, or in replay mode, at www.moog.com/investors/communications. Supplemental financial data will be available on the website approximately 90 minutes prior to the conference call.

Cautionary Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) our heavy dependence on government contracts that may not be fully funded or may be terminated; (iv) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (v) failure of our subcontractors or suppliers to perform their contractual obligations; and (vi) our accounting estimations for over-time contracts and any changes we need to make thereto. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

Contact: Aaron Astrachan
716.687.4225

Exhibit 99.1

Moog Inc.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net sales	$904,735	$850,176	$2,691,888	$2,447,071
Cost of sales	651,672	627,543	1,938,673	1,799,437
Inventory write-down	1,600	—	1,775	—
Gross profit	251,463	222,633	751,440	647,634
Research and development	27,791	26,502	86,752	77,107
Selling, general and administrative	126,361	121,935	370,047	351,795
Interest	18,153	17,256	52,850	45,351
Asset impairment	112	435	6,862	1,654
Restructuring	3,984	1,642	12,623	4,737
Gain on sale of buildings	—	—	—	(10,030)
Other	4,157	4,525	10,041	10,077
Earnings before income taxes	70,905	50,338	212,265	166,943
Income taxes	14,545	7,951	48,090	35,527
Net earnings	$56,360	$42,387	$164,175	$131,416

Net earnings per share
Basic	$1.76	$1.33	$5.14	$4.13
Diluted	$1.74	$1.32	$5.08	$4.11

Weighted average common shares outstanding
Basic	31,960,165	31,838,961	31,943,365	31,811,034
Diluted	32,409,370	32,067,391	32,342,700	31,995,340

Exhibit 99.1

Moog Inc.
RECONCILIATION TO ADJUSTED NET EARNINGS BEFORE TAXES, INCOMES TAXES, NET EARNINGS AND DILUTED NET EARNINGS PER SHARE (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
As Reported:
Earnings before income taxes	$70,905	$50,338	$212,265	$166,943
Income taxes	14,545	7,951	48,090	35,527
Effective income tax rate	20.5%	15.8%	22.7%	21.3%
Net earnings	56,360	42,387	164,175	131,416
Diluted net earnings per share	$1.74	$1.32	$5.08	$4.11

Restructuring and Other Charges:
Earnings before income taxes	$5,817	$1,642	$15,296	$5,786
Income taxes	1,502	386	3,852	1,303
Net earnings	4,315	1,256	11,444	4,483
Diluted net earnings per share	$0.13	$0.04	$0.35	$0.14

Asset Impairment:
Earnings before income taxes	$112	$435	$6,862	$1,654
Income taxes (benefit)	(1,223)	66	370	349
Net earnings	1,335	369	6,492	1,305
Diluted net earnings per share	$0.04	$0.01	$0.20	$0.04

Gain on Sale of Buildings:
Earnings before income taxes	$—	$—	$—	$(10,030)
Income taxes	—	—	—	(2,086)
Net earnings	—	—	—	(7,944)
Diluted net earnings per share	$—	$—	$—	$(0.25)

As Adjusted:
Earnings before income taxes	$76,834	$52,415	$234,423	$164,353
Income taxes	14,824	8,403	52,312	35,093
Effective income tax rate	19.3%	16.0%	22.3%	21.4%
Net earnings	62,010	44,012	182,111	129,260
Diluted net earnings per share	$1.91	$1.37	$5.63	$4.04
The diluted net earnings per share associated with the adjustments in the table above may not reconcile when totaled due to rounding.
Results shown above have been adjusted to exclude impacts associated with restructuring and other charges related to continued portfolio shaping activities, asset impairments and other charges due to program termination and the devaluation of an investment, as well as impacts from the sale of buildings. While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

Exhibit 99.1

Moog Inc.
CONSOLIDATED SALES AND OPERATING PROFIT (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net sales:
Space and Defense	$258,409	$242,402	$755,324	$706,040
Military Aircraft	207,177	176,217	595,921	536,770
Commercial Aircraft	189,365	178,808	591,181	475,518
Industrial	249,784	252,749	749,462	728,743
Net sales	$904,735	$850,176	$2,691,888	$2,447,071
Operating profit:
Space and Defense	$32,635	$18,585	$100,175	$66,386
	12.6%	7.7%	13.3%	9.4%
Military Aircraft	23,965	18,143	60,323	49,525
	11.6%	10.3%	10.1%	9.2%
Commercial Aircraft	24,367	19,745	69,838	49,943
	12.9%	11.0%	11.8%	10.5%
Industrial	24,413	28,035	81,592	89,183
	9.8%	11.1%	10.9%	12.2%
Total operating profit	105,380	84,508	311,928	255,037
	11.6%	9.9%	11.6%	10.4%
Deductions from operating profit:
Interest expense	18,153	17,256	52,850	45,351
Equity-based compensation expense	4,089	2,356	11,301	8,121
Non-service pension expense	3,188	3,124	9,566	9,338
Corporate and other expenses, net	9,045	11,434	25,946	25,284
Earnings before income taxes	$70,905	$50,338	$212,265	$166,943

Exhibit 99.1

Moog Inc.
RECONCILIATION TO ADJUSTED OPERATING PROFIT AND MARGINS (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Space and Defense operating profit - as reported	$32,635	$18,585	$100,175	$66,386
Asset impairment	112	—	416	219
Restructuring and other	—	273	—	1,554
Space and Defense operating profit - as adjusted	$32,747	$18,858	$100,591	$68,159
	12.7%	7.8%	13.3%	9.7%

Military Aircraft operating profit - as reported	$23,965	$18,143	$60,323	$49,525
Inventory write-down	—	—	175	—
Asset impairment	—	97	6,446	1,097
Restructuring and other	609	275	4,397	275
Military Aircraft operating profit - as adjusted	$24,574	$18,515	$71,341	$50,897
	11.9%	10.5%	12.0%	9.5%

Commercial Aircraft operating profit - as reported	$24,367	$19,745	$69,838	$49,943
Asset impairment	—	338	—	338
Restructuring	408	—	408	—
Commercial Aircraft operating profit - as adjusted	$24,775	$20,083	$70,246	$50,281
	13.1%	11.2%	11.9%	10.6%

Industrial operating profit - as reported	$24,413	$28,035	$81,592	$89,183
Inventory write-down	1,600	—	1,600	—
Gain on sale of buildings	—	—	—	(10,030)
Restructuring and other	3,200	1,094	8,716	3,957
Industrial operating profit - as adjusted	$29,213	$29,129	$91,908	$83,110
	11.7%	11.5%	12.3%	11.4%

Total operating profit - as adjusted	$111,309	$86,585	$334,086	$252,447
	12.3%	10.2%	12.4%	10.3%
While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

Exhibit 99.1

Moog Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)

	June 29, 2024	September 30, 2023
ASSETS
Current assets
Cash and cash equivalents	$50,572	$68,959
Restricted cash	946	185
Receivables, net	452,967	434,723
Unbilled receivables	766,445	706,601
Inventories, net	831,377	724,002
Prepaid expenses and other current assets	70,081	50,862
Total current assets	2,172,388	1,985,332
Property, plant and equipment, net	886,013	814,696
Operating lease right-of-use assets	57,669	56,067
Goodwill	827,319	821,301
Intangible assets, net	66,422	71,637
Deferred income taxes	9,050	8,749
Other assets	48,887	50,254
Total assets	$4,067,748	$3,808,036
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$266,294	$264,573
Accrued compensation	98,981	111,154
Contract advances and progress billings	353,496	377,977
Accrued liabilities and other	269,633	211,769
Total current liabilities	988,404	965,473
Long-term debt, excluding current installments	958,127	863,092
Long-term pension and retirement obligations	160,635	157,455
Deferred income taxes	13,668	37,626
Other long-term liabilities	153,122	148,303
Total liabilities	2,273,956	2,171,949
Shareholders’ equity
Common stock - Class A	43,835	43,822
Common stock - Class B	7,445	7,458
Additional paid-in capital	726,656	608,270
Retained earnings	2,634,633	2,496,979
Treasury shares	(1,073,027)	(1,057,938)
Stock Employee Compensation Trust	(167,757)	(114,769)
Supplemental Retirement Plan Trust	(140,449)	(93,126)
Accumulated other comprehensive loss	(237,544)	(254,609)
Total shareholders’ equity	1,793,792	1,636,087
Total liabilities and shareholders’ equity	$4,067,748	$3,808,036

Exhibit 99.1

Moog Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands)

	Nine Months Ended
	June 29, 2024	July 1, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$164,175	$131,416
Adjustments to reconcile net earnings to net cash provided (used) by operating activities:
Depreciation	64,302	56,780
Amortization	7,677	8,725
Deferred income taxes	(26,483)	(26,680)
Equity-based compensation expense	11,301	8,121
Gain on sale of buildings	—	(10,030)
Asset impairment and inventory write-down	8,637	1,654
Other	5,374	5,083
Changes in assets and liabilities providing (using) cash:
Receivables	(18,677)	(62,439)
Unbilled receivables	(57,723)	(100,820)
Inventories	(105,629)	(102,782)
Accounts payable	918	8,514
Contract advances and progress billings	(26,882)	65,746
Accrued expenses	36,928	(30,697)
Accrued income taxes	9,832	21,568
Net pension and post retirement liabilities	8,783	11,199
Other assets and liabilities	(35,978)	(2,455)
Net cash provided (used) by operating activities	46,555	(17,097)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(5,911)	—
Purchase of property, plant and equipment	(109,616)	(125,074)
Net proceeds from businesses sold	1,627	959
Net proceeds from buildings sold	—	19,702
Other investing transactions	(646)	(9,482)
Net cash used by investing activities	(114,546)	(113,895)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving lines of credit	784,500	711,732
Payments on revolving lines of credit	(691,000)	(536,826)
Payments on long-term debt	—	(219)
Payments on finance lease obligations	(4,468)	(3,449)
Payment of dividends	(26,521)	(25,459)
Proceeds from sale of treasury stock	7,579	12,765
Purchase of outstanding shares for treasury	(21,832)	(23,133)
Proceeds from sale of stock held by SECT	16,670	9,863
Purchase of stock held by SECT	(14,296)	(10,035)
Other financing transactions	—	(2,026)
Net cash provided by financing activities	50,632	133,213
Effect of exchange rate changes on cash	(267)	3,950
Increase (decrease) in cash, cash equivalents and restricted cash	(17,626)	6,171
Cash, cash equivalents and restricted cash at beginning of period	69,144	119,233
Cash, cash equivalents and restricted cash at end of period	$51,518	$125,404

Exhibit 99.1

Moog Inc.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net cash provided (used) by operating activities	$30,166	$15,919	$46,555	$(17,097)
Purchase of property, plant and equipment	(32,086)	(35,331)	(109,616)	(125,074)
Free cash flow	$(1,920)	$(19,412)	$(63,061)	$(142,171)

Free cash flow is defined as net cash provided (used) by operating activities less purchase of property, plant and equipment. Free cash flow is not a measure determined in accordance with GAAP and may not be comparable with the measures as used by other companies. However, management believes this adjusted financial measure may be useful in evaluating the liquidity, financial condition and results of operations of the Company. This information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.